Exhibit 99.1
SpinVox Limited
Unaudited Interim Condensed Consolidated Financial Statements
For the 9 month periods ended 30 September 2009 and 2008

SpinVox Limited
Unaudited Interim Financial Statements for the 9 month periods ended 30 September 2009 and 2008

SpinVox Limited
Unaudited condensed consolidated statements of operations
For the 9 month periods ended 30 September 2009 and 2008

		9 months ended	9 months ended
		30 September	30 September
		2009	2008
	Note	£’000	£’000
Continuing Operations
Revenue	4	7,883	2,975
Service provision costs		(23,853)	(19,166)
Research and development expenses		(7,131)	(7,814)
Sales and marketing expenses		(8,166)	(8,445)
Administrative expenses		(13,820)	(12,840)

Operating expenses		(52,970)	(48,265)

Operating loss		(45,087)	(45,290)
Investment income		127	750
Finance costs	5	(11,487)	(2,015)

Loss before tax		(56,447)	(46,555)

Tax	6	(43)	1,301

Loss for the period		(56,490)	(45,254)

The accompanying notes are part of the unaudited condensed consolidated interim financial statements.

SpinVox Limited
Unaudited condensed consolidated statements of comprehensive income
For the 9 month periods ended 30 September 2009 and 2008

	9 months ended	9 months ended
	30 September	30 September
	2009	2008
	£’000	£’000
Loss for the period	(56,490)	(45,254)
Exchange differences on translation of foreign operations recognised directly in equity	(40)	(68)

Total comprehensive loss for the period attributable to equity holders of the parent	(56,530)	(45,322)

The accompanying notes are part of the unaudited condensed consolidated interim financial statements.

SpinVox Limited
Unaudited condensed consolidated statements of changes in equity
9 month periods ended 30 September 2009 and 2008

					Deficit attributable
					to equity
	Share	Share	Warrant	Accumulated	shareholders of the
	Capital	Premium	Reserve	Deficit	parent
	£000’s	£000’s	£000’s	£000’s	£000’s
As at 31 December 2008	4,673	77,114	444	(106,729)	(24,498)

Loss for the period				(56,490)	(56,490)
Exchange differences on translation of foreign operations recognised directly in equity				(40)	(40)
Share-based payment expense				2,904	2,904

As at 30 September 2009	4,673	77,114	444	(160,355)	(78,124)

					Deficit attributable
					to equity
	Share	Share	Warrant	Accumulated	shareholders of the
	Capital	Premium	Reserve	Deficit	parent
	£000’s	£000’s	£000’s	£000’s	£000’s
As at 31 December 2007	3,359	27,284	444	(45,640)	(14,553)

Loss for the period				(45,254)	(45,254)
Shares issued	1,314	49,830			51,144
Exchange differences on translation of foreign operations recognised directly in equity				(68)	(68)
Share-based payment expense				1,209	1,209

As at 30 September 2008	4,673	77,114	444	(89,753)	(7,522)

The accompanying notes are part of the unaudited condensed consolidated interim financial statements.

SpinVox Limited
Unaudited condensed consolidated balance sheets
As of 30 September 2009 and 31 December 2008

		As of	As of
		30 September	31 December
		2009	2008
	Note	£’000	£’000
Non-current assets
Intangible assets	7	22,594	2,678
Property and equipment	8	1,474	2,352
Other receivables		249	272

		24,317	5,302
Current assets
Trade and other receivables	9	9,801	5,376
Cash and cash equivalents	10	12,393	1,070

		22,194	6,446

Total assets		46,511	11,748

Current liabilities
Trade and other payables	11	(59,585)	(19,331)
Borrowings	12	(64,318)	(15,447)
Obligations under finance leases		(732)	(841)

		(124,635)	(35,619)

Non-current liabilities
Borrowings	12	—	(77)
Obligations under finance leases		—	(550)

		—	(627)

Total liabilities		(124,635)	(36,246)

Net liabilities		(78,124)	(24,498)

Equity
Share capital	13	4,673	4,673
Share premium account		77,114	77,114
Warrant reserve		444	444
Accumulated deficit		(160,355)	(106,729)

Deficit attributable to equity shareholders of the parent		(78,124)	(24,498)

The accompanying notes are part of the unaudited condensed consolidated interim financial statements.

SpinVox Limited
Unaudited condensed consolidated cash flow statements
For the 9 month periods ended 30 September 2009 and 2008

		9 months ended	9 months ended
		30 September	30 September
		2009	2008
	Note	£’000	£’000
Net cash absorbed by operating activities	14	(22,033)	(34,532)

Investing activities
Purchases of property and equipment		(887)	(1,088)
Purchase of computer software		—	(269)
Development costs capitalised		(2,531)	(1,279)
Interest received		127	750

Net cash used in investing activities		(3,291)	(1,886)

Financing activities
Repayments of obligations under finance leases		(757)	(778)
Repayments of borrowings		(357)	(2,378)
Net proceeds from new loans		37,761	—
Net proceeds on issue of shares		—	51,144

Net cash from financing activities		36,647	47,988

Net increase in cash and cash equivalents		11,323	11,570

Cash and cash equivalents at beginning of period		1,070	1,683

Cash and cash equivalents at end of period		12,393	13,253

The accompanying notes are part of the unaudited condensed consolidated interim financial statements.

SpinVox Limited
Notes to the unaudited condensed consolidated interim financial statements
For the 9 month periods ended 30 September 2009 and 2008
1.	General information

SpinVox Limited (“SpinVox” or the “Company”) is a company incorporated in England & Wales under the Companies Act 1985 and domiciled in the United Kingdom. The principal activities of the Company are the development of technology to enable conversion of voice to text and the sale of this capability through the provision of services. SpinVox’s technology enables its customers to send any message, without the limitations of keyboards, on increasingly small mobile devices. These unaudited condensed consolidated financial statements were authorized by the Board of Directors on 30 December 2009.

The Company was acquired by Foxtrot Acquisition Limited on 30 December 2009, a company incorporated in the Cayman Islands. The controlling party of Foxtrot Acquisition Limited is Nuance Communications Inc (“Nuance”). The group accounts of Nuance can be obtained from Nuance Communications Inc., 1 Wayside Road, Burlington MA 01803, USA.

2.	Accounting policies

Basis of preparation

The annual financial statements of SpinVox Limited have been prepared in accordance with International Financial Reporting Standards (IFRSs) as issued by the International Accounting Standards Board. The condensed set of consolidated financial statements included herein have been prepared in accordance with International Accounting Standard (“IAS”) 34, Interim Financial Reporting, as issued by the International Accounting Standards Board.

The accounting policies applied are consistent with those adopted and disclosed in the Company’s financial statements for the year ended 31 December 2008, with the exception of the adoption of IAS 1 Presentation of Financial Statements — Revised.

The adoption of the revision to IAS 1 has resulted in the Consolidated Statement of Changes in Equity being presented as a primary statement (previously disclosed as a note titled ‘Reconciliation of Changes in Equity’). In addition, the Company has elected to continue to present a separate statement of operations and statement of comprehensive income.

At the date of authorisation of these financial statements, the following standards and interpretations which have not been applied in these financial statements were in issue but not yet effective:

Amendment to IAS 32 Financial Instruments: Presentation

Amendment to IAS 38 Intangible assets

Amendment to IAS 39 Financial Instruments: Recognition and Measurement

Amendment to IFRS 1 First time adoption of International Financial Reporting Standards

Amendment to IFRS 2 Share based payment

IFRS 3 (Revised) Business combinations

IFRS 8 Operating Segments

IFRIC 17 Distributions of non cash assets to customers

IFRIC 18 Transfer of assets from customers

The directors anticipate that the adoption of these standards and interpretations in future periods will not have a material impact on the financial statements of the Company.

The information for the year ended 31 December 2008 does not constitute statutory accounts as defined by Section 240 of the Companies Act 1985. A copy of the statutory accounts for the year ended 31 December 2008 has been delivered to the Registrar of Companies. The Auditors have reported on those accounts. Their audit report was qualified in respect of the disclosure of amounts due to/from directors and the disclosure of directors’ and employees’ remuneration as required by the Companies Act and contained statements under s237(2) and s237(3) of the Companies Act 1985.

SpinVox Limited
Notes to the unaudited condensed consolidated interim financial statements
For the 9 month periods ended 30 September 2009 and 2008
2.	Accounting policies (continued)

Critical accounting judgements and key sources of estimation uncertainty

Revenue recognition

The Company’s revenue recognition policy is set forth in its financial statements for the year ended 31 December 2008.

During the nine months ended 30 September 2009 the Company amended a customer contract such that the Company may become liable to make a payment to the customer to provide a new service to the customer’s end users. The amount of the payment, which had not become a liability at 30 September 2009, will depend upon the levels of profitability during a trial period and the manner in which the SpinVox service is provided to the customer’s end users. Management has not unbundled this additional service from the original contract because they believe that the overall commercial effect cannot be understood without reference to the overall contract as a whole. Furthermore, because the ultimate net revenues that will be earned under this contract are not reasonably assured revenues earned in 2009 to 30 September 2009 have been deferred. The amount deferred at 30 September 2009 is less than the Company’s current estimate of the probable liability to the customer.

Calculation of share based payments charge

The calculation of the share based payments charge requires the use of a statistical model to calculate the fair value of the share options. The model used to value the options in both the current and the prior year is the Black-Scholes model. The fair value is then recognized as an expense over the vesting period of the option.

The Black-Scholes model requires a number of inputs. The values of these inputs are fixed at the date the option is granted, and not subsequently adjusted. The input which has the greatest impact on the valuation of the share options is the estimated market value of the shares in SpinVox Limited at the date of grant. As shares in SpinVox Limited are not publicly traded there is no readily available information with which to determine the market value of the shares. Management therefore considered all available information in estimating the fair value of the shares including the latest value at which SpinVox raised equity from unrelated third party investors. Through March 2008 management believes equity raised from investors provides the best indicator of value of the equity shares in SpinVox Limited at any point in time. It is management’s assessment that from the point at which SpinVox last raised equity from an investor in March 2008 through the end of the year, the market value of the shares declined significantly. This decline resulted from market and business specific events which occurred during that period. As a result, stock options granted in December 2008 and since then have been determined to have an insignificant value.

Capitalisation of customer acquisition costs

During the nine months ended 30 September 2009 the Company recognised an intangible asset of £22,202,000 (€25 million) in respect of the right to provide SpinVox’s services to a customer. This asset will be amortised over the expected term of the customer contract in proportion to estimated gross revenues. The amortisation expense will be offset against gross revenues. Since the contract is at an early stage of deployment management consider it reasonably possible that the net revenue under this contract may be zero. Accordingly, the amortisation expense recorded in the nine months ended 30 September 2009 is equal to the gross revenues earned.

The intangible asset has been assessed for impairment which involves management judgement as to whether the carrying value of assets can be supported by the net present value of future cashflows derived from this relationship using cashflow projections which have been discounted at an appropriate rate. In calculating the net present value of future cashflows, certain assumptions are required to be made in respect of uncertain matters, including management’s expectations of:
•	Growth in future message volumes;

•	Timing of deployments of services under the contract;

•	Trends in future costs of service provision, and

SpinVox Limited
Notes to the unaudited condensed consolidated interim financial statements
For the 9 month periods ended 30 September 2009 and 2008
2.	Accounting policies (continued)

Capitalisation of customer acquisition costs (continued)
•	The selection of discount rates to reflect the risks involved.
The Company prepares and internally approves formal plans for its business and uses these as a basis for its impairment reviews.

Changing the assumptions selected by management, in particular the growth rate assumptions used in the cashflow projections, could affect the Company’s impairment evaluation and hence reported results.

Capitalisation of development costs

Management reviews all the research and development projects, and if the project meets the criteria for capitalisation the directly attributable costs are capitalised from the date that the criteria are met.

Impairments

The Company has continued to incur operating losses and will continue to do so until revenues from new carriers or additional message volumes increase or the cost of providing the Company’s services can be reduced. Management’s assessment of whether fixed assets are impaired depends on the assumptions in the business plan being realised and the discount rate applied.

Amounts payable to tax authorities

The Company did not adequately capture all necessary information to administer PAYE properly and to identify expenses that were personal to the CEO. These inadequacies led to a number of failures to deduct and account for PAYE and National Insurance to HM Revenue and Customs, including taxation liabilities on benefits in kind for employees including the CEO, benefits and expenditure that could fall to be treated as personal for the CEO and incorrect application of taxation to bonuses for the CEO. The Company has made an estimate of the amount of additional payroll taxes due to relevant taxation authorities as a result of these and other exposures and arrears of filings, together with the associated interest as a result of late payment and penalties for failure to comply with the relevant requirements. Whilst management believe that appropriate provision has been made, the actual amount settled could be greater or smaller than the amount provided in the financial statements. In particular, the level of penalties may vary depending upon the tax authority’s view of the Company’s degree of co-operation and the perceived severity of the deficiencies in the Company’s returns.

Recognition of deferred tax assets

Management makes a judgment about whether a deferred tax asset can be recognized in respect of tax losses to the extent that it is more likely than not that they will be utilized.

Litigation

From time to time the Company is subject to actual or threatened litigation. Management makes a judgment about the probable outcome and makes provision or disclosures of contingent liabilities as required.

3.	Going concern

The directors have prepared the financial statements on a going concern basis as confirmation has been received from Nuance, as the ultimate parent company as of 30 December 2009, that it will make available either directly, or by facilitating the provision of additional finance through a subsidiary, all necessary financial support to ensure that SpinVox Limited and its subsidiaries can continue in operational existence for the foreseeable future and meet their obligations as they fall due, and in any case for a period not earlier than twelve months from the date of approval of these financial statements.

SpinVox Limited
Notes to the unaudited condensed consolidated interim financial statements
For the 9 month periods ended 30 September 2009 and 2008
4.	Revenue

Revenue is stated net of associated customer costs as follows:

	9 months ended	9 months ended
	30 September	30 September
	2009	2008
	£’000	£’000
Revenue before deduction of customer costs	10,681	3,876
Customer costs, including amortisation of customer acquisition costs	(2,798)	(901)

	7,883	2,975

5.	Finance costs

	9 months ended	9 months ended
	30 September	30 September
	2009	2008
	£’000	£’000
Amortization of discount on notes	9,663	—
Amortization of debt issuance costs	571	—
Interest expense on PIK Loan Notes	1,827	1,859
Interest on obligations under finance leases	124	156
Gain on extinguishment	(698)	—

	11,487	2,015

Finance costs in 2009 consist primarily of the amortization of the discount on the Secured Loan Notes and the Redeemable Convertible Loan Notes (the “2009 Notes”) and interest on the PIK Loan Notes.
6.	Tax

	9 months ended	9 months ended
	30 September	30 September
	2009	2008
	£’000	£’000
Research and development tax rebate	—	1,551
Overseas tax	(43)	(250)

	(43)	1,301

No research and development tax rebate has been recognised in the 9 months ended 30 September 2009 as the Company no longer qualifies for such claims following the acquisition by Nuance.

SpinVox Limited
Notes to the unaudited condensed consolidated interim financial statements
For the 9 month periods ended 30 September 2009 and 2008
7.	Intangible assets

			Patents	Customer
	Computer	Development	and	acquisition
	software	costs	trademarks	costs	Total
	£000’s	£000’s	£000’s	£000’s	£000’s
Cost
At 1 January 2008	686	3,740	887	—	5,313
Additions	272	1,677	247	—	2,196

At 1 January 2009	958	5,417	1,134	—	7,509

Additions	—	2,424	107	22,202	24,733

At 30 September 2009	958	7,841	1,241	22,202	32,242

Amortisation
At l January 2008	212	1,011	400	—	1,623
Charge for the year	412	2,532	264	—	3,208

At 1 January 2009	624	3,543	664	—	4,831

Charge for the period	236	1,808	85	2,688	4,817

At 30 September 2009	860	5,351	749	2,688	9,648

Carrying amount
At 30 September 2009	98	2,490	492	19,514	22,594

At 31 December 2008	334	1,874	470	—	2,678

SpinVox Limited
Notes to the unaudited condensed consolidated interim financial statements
For the 9 month periods ended 30 September 2009 and 2008
8.	Property and equipment

Office fixtures
and
computer
equipment
Cost	£’000
At 1 January 2008	3,247
Additions	2,925
Foreign exchange translation	(2)

At 1 January 2009	6,170
Additions	887

At 30 September 2009	7,057

Accumulated depreciation
At 1 January 2008	1,220
Charge for the year	2,602
Foreign exchange translation	(4)

At 1 January 2009	3,818

Charge for the period	1,765

At 30 September 2009	5,583

Carrying amount
At 30 September 2009	1,474

At 31 December 2008	2,352

SpinVox Limited
Notes to the unaudited condensed consolidated interim financial statements
For the 9 month periods ended 30 September 2009 and 2008
9.	Trade and other receivables

	As of	As of
	30 September	31 December
	2009	2008
	£’000	£’000
Receivable for the sale of goods and services	4,209	2,288
Allowance for doubtful accounts	(302)	(271)

Trade receivables	3,907	2,017

VAT recoverable	856	207
Research and development credits recoverable	1,822	1,822
Other debtors	110	38
Prepayments	911	1,062
Accrued income	2,195	230

	9,801	5,376

10.	Cash and cash equivalents
Included in cash and cash equivalents as at 30 September 2009 is £9,535,000 raised in connection with the Secured Loan Note fundraising. These funds are held in a joint account with the Trustee of the Secured Loan Notes. Although a joint signature must be obtained before the funds can be withdrawn, the Company has legal title to this amount.
11.	Trade and other payables

	As of	As of
	30 September	31 December
	2009	2008
	£’000	£’000
Trade creditors	7,212	4,667
Other taxation and social security	8,932	6,769
Corporation tax	293	250
Other creditors	897	—
Payable for customer acquisition costs	22,856	—
Accruals	11,214	6,565
Deferred revenue	8,181	1,080

	59,585	19,331

SpinVox Limited
Notes to the unaudited condensed consolidated interim financial statements
For the 9 month periods ended 30 September 2009 and 2008
12.	Borrowings

	As of	As of
	30 September	31 December
	2009	2008
	£’000	£’000
PIK Loan Notes	16,027	15,244
Secured Loan Notes	33,500	—
Redeemable Convertible Loan Notes	14,768	—
Other loans	23	280

	64,318	15,524

Less: Amount due for settlement within 12 months (shown under current liabilities)	(64,318)	(15,447)

Amount due for settlement after 12 months	—	77

All borrowings are denominated in pounds sterling.
Redeemable Convertible Loan Notes
Between 26 February 2009 and 30 March 2009, the Company issued 16,875,000 redeemable convertible loan notes due 31 March 2010 (“CLN”) with a nominal value of £1 each at a discounted price of £0.74074 each. Total gross consideration received in cash was £11,500,000 and the extinguishment of PIK Loan Notes with a nominal value of £1,000,000. The PIK Loan Notes were exchanged for 1,350,000 CLN. The CLN may be redeemed by the Company at any time prior to maturity. If redeemed within six months of issuance, the repayment amount is 92.6% of the nominal value. If redeemed on or after the six month anniversary of the issuance date, the repayment amount is the nominal value. The CLN holders may elect prepayment of the nominal value upon events of default or the liquidation, dissolution or winding up of the Company. This prepayment feature was determined to be an embedded derivative, however, no value was ascribed to this derivative upon issuance or as of 30 September 2009.
The CLN holders may convert the CLN into A Ordinary Shares (“A Shares”) at maturity, upon notice of a qualified financing or upon a change in control. The conversion price is the lower of either: a 30% discount to the most recent bona fide and arm’s length subscription price paid per A Share by any subscriber subsequent to the March 2008 issuance; £28.92 per share; or in the event of an asset sale, share sale or initial public offering, a 30% discount to the price achieved upon such event. The conversion feature, which is required to be accounted for as a separate equity instrument, was determined to have an insignificant value upon issuance.
As of 30 September 2009, had the conditions for conversion been met, a conversion would have resulted in the issuance of 583,500 A Shares. If the Company defaults on any amounts due under the CLN, the Company shall pay interest at 30 percent per annum, accrued daily and compounded annually against the nominal amount.
In connection with the issuance of the CLN, the Company entered into a warrant agreement to issue up to 86,714 detachable, contingently exercisable warrants for A Shares. The Warrants, which must be physically settled, expire 30 July 2010 and have a strike price of £1. The warrants vest upon a change in control, event of default or on the maturity date. As of 30 September 2009, 46,714 of these warrants were issued and 40,000 could be issued to cure a default in the event the Company did not meet minimum EBITDA targets in the third and fourth quarter of 2009. The warrants are classified as equity investments and they were valued upon issuance using a Black-Scholes model and determined to have a de minimus value.

SpinVox Limited
Notes to the unaudited condensed consolidated interim financial statements
For the 9 month periods ended 30 September 2009 and 2008
12.	Borrowings (continued)
Secured Loan Notes (mezzanine loan notes)
In July 2009, the Company issued 30,000,000 secured loan notes (“July SLN”) due 20 December 2009 with a nominal value of £1 each and a discounted price of £0.50 each. Total cash consideration received was £15,000,000. The Company is required to repay the SLN prior to maturity upon an event of default or a change in control. The Company may redeem the SLN at anytime at the aggregate nominal amount outstanding. This prepayment feature was determined to be an embedded derivative, however, no value was ascribed to this derivative upon issuance or as of 30 September 2009. In the event of liquidation, the SLN ranks behind the PIK Loan Notes but senior to the CLN and all other unsecured debt and equity. If the Company defaults on any amounts due under the SLN, the Company shall pay interest at 20 percent per annum, accrued daily and compounded annually against the nominal amount.
In connection with the July SLN fundraising, the Company issued 3,886,709 warrants for Ordinary Shares and 1,131,025 warrants for A Shares to the investors in the SLN. The warrants, which may be either physically or net-share settled, were immediately vested upon issuance, expire on 30 July 2014 and have a strike price of £1. Under net-share settlement, the holders receive an aggregate total of 1,943,354 Ordinary Shares and 565,512 A Shares. The warrants, which were determined to be liability classified, were valued using a Black-Scholes model and determined to have a de minimus value upon issuance and as of 30 September 2009.
On 30 July 2009, the Company entered into an agreement with the holders of the (i) CLN; (ii) Secured Loan Notes; (iii) PIK Loan Notes; and, (iv) Tisbury Master Fund Limited (“Tisbury”) as Senior Security Trustee and as Mezzanine Security Trustee, (the “Intercreditor Deed”). The Intercreditor Deed outlined the manner in which any claims against the Company would be regulated as well the priorities, ranking and security of the note holders. This agreement replaced the loan note subordination deed dated 26 February 2009 between the Company, the PIK Loan Note holders and the CLN. The Intercreditor Deed includes a provision which prevents the lenders from pursuing any enforcement actions including accelerating amounts due upon an event of default (the “ Standstill Agreement”). The Standstill Agreement was effective from 30 July 2009 through 10 November 2009. Upon an event of default under the PIK Loan Notes, the PIK Loan Note holders may terminate the Standstill Agreement.
Prior to the completion of the July SLN fundraising, a subset of the CLN holders who did not participate in the SLN fundraising (the “Option Lenders”) required certain amendments to the July SLN in order to consent to the issuance of the July SLN. These amendments could not be finalized prior to the completion of the July SLN. In August 2009, the SLN Fundraising documents were amended and the Option Lenders received 341,245 warrants for Ordinary Shares and 90,521 warrants for A Shares. In addition, the Company agreed to pay the Option Lenders £1,316,972 upon redemption of the SLN as if they were SLN holders. This amount has been recorded as a liability as of 30 September 2009. The warrants, which may be either physically or net-share settled, were immediately vested upon issuance, expire 30 July 2014 and have a strike price of £1. Under net-share settlement, the holders shall receive an aggregate total of 170,622 Ordinary Shares and 45,260 A Shares. The warrants, which were determined to be liability classified, were valued using a Black-Scholes model and determined to have a de minimus value upon issuance and as of 30 September 2009.
In September 2009, the Company issued an additional 25,000,000 SLN (“September SLN”) due 20 December 2009 with a nominal value of £1 each and a discounted price of £0.50. Total cash consideration received was £12,500,000. The September SLN was issued with the same terms as the July SLN.
In connection with the September SLN, the Company issued 3,238,929 warrants over Ordinary Shares and 859,187 warrants over A Shares to the investors in the SLN. The warrants, which may be either physically or net-share settled, were immediately vested upon issuance, expire 30 July 2014 and have a strike price of £1. Under net-share settlement, the holders shall receive an aggregate total of 1,619,464 Ordinary Shares and 429,593 A Shares. The warrants, which were determined to be liability classified, were valued using a Black- Scholes model and determined to have a de minimus value upon issuance and as of 30 September 2009.

SpinVox Limited
Notes to the unaudited condensed consolidated interim financial statements
For the 9 month periods ended 30 September 2009 and 2008
13.	Share capital

	As of	As of
	30 September	31 December
	2009	2008
	£’000	£’000
Authorised
7,784,712 Ordinary shares of £1 nominal value	7,785	7,785
2,199,904 A Ordinary shares of £1 nominal value	2,200	2,200
15,384 Deferred shares	15	15

	10,000	10,000

Called up, allotted and fully paid
3,302,000 Ordinary shares of £1 nominal value	3,302	3,302
1,356,000 A Ordinary shares of £1 nominal value	1,356	1,356
15,384 Deferred shares	15	15

	4,673	4,673

14.	Notes to the cash flow statements

	9 months	9 months
	ended	ended
	30 September	30 September
	2009	2008
	£’000	£’000
Loss before tax	(56,447)	(46,555)

Adjustments for:
Investment income	(127)	(750)
Finance costs	11,487	2,015
Depreciation of property, plant and equipment	1,765	1,953
Amortisation of intangible assets	4,817	2,526
Share-based payment expense	2,904	1,209

Operating cash flows before movements in working capital	(35,601)	(39,602)

Increase in receivables	(4,402)	(1,128)
Increase in payables	17,970	6,198

Cash absorbed by operating activities	(22,033)	(34,532)

15.	Share based payments
During the 9 months ended 30 September 2009, the Company granted 104,000 stock options to employees of the Company. The 2009 stock option grants were valued using a Black-Scholes option valuation model and determined to have an insignificant value. As such, share based compensation expense of £2,904,000, recognized during the nine months ended 30 September 2009, relates entirely to options granted prior to 2009.

SpinVox Limited
Notes to the unaudited condensed consolidated interim financial statements
For the 9 month periods ended 30 September 2009 and 2008
16.	Contingent liabilities
As a business operating in the technology sector, the Company is exposed to patent or other claims in the normal course of business and makes provision for the estimated costs to defend such claims.
17.	Related party transactions
Allegations against the Company
In June 2009 a number of shareholders, advisers and suppliers to SpinVox received details of a number of serious allegations against the Company, and certain directors, regarding inter alia its remuneration practice, financial control, business performance, financial stability and accounting practices. The Board engaged the Company’s lawyers Jones Day and auditors Deloitte LLP to perform an investigation into the allegations. The Board has considered the results of the investigation and has taken a number of actions to address the matters raised, including:
•	The formation of Audit and Remuneration committees whose membership comprises the non-executive directors;

•	The recruitment of a new Chief Financial Officer replacing the incumbent;

•	The settlement of certain outstanding remuneration and other financial matters with the CEO (Ms. Domecq); and

•	A finance department reorganization and the implementation of new policies and procedures
During 2009, a settlement was reached with Ms Domecq settling certain remuneration and other financial matters under which Ms Domecq agreed to reimburse the Company £125,000 and revise certain of her employment terms.
Ojala Limited
In 2008, the Company paid a fee of £96,032 to Ojala Limited (a company owned by a trust of which Ms. Domecq is a discretionary beneficiary) in respect of its purchase and sale of shares in the Company. These and other matters (including profits on share transactions and matters pertaining to Ms. Domecq’s remuneration) were addressed in the settlement with Ms. Domecq that was concluded in 2009. During the year Ojala Limited signed a rental agreement with SpinVox Limited, in relation to a property used by Ms. Domecq and an amount of £38,400 was paid by the Company in April 2009 for the 6 month period from February 2009 to July 2009.
Celtic Communications
During the period ended 30 September 2008, Celtic Communications Limited (“Celtic”), a related party, where Ms. Domecq and Daniel Doulton were former directors, was contracted to supply translation services to SpinVox Limited. Services provided during the year amounted to £74,000. The outstanding balance owed by SpinVox to Celtic at period end was £Nil (2008: £Nil).
Goldman Sachs
Goldman Sachs was an observer and a related party with fees of £2m in 2008 for the A Ordinary Shares round and resigned their mandate in 2009. Goldman Sachs is a related party, via its fund ELQ Investors Limited, which during 2009 holds 362,983 Ordinary Shares and 149,025 Ordinary Shares.
John Botts
John Botts is a director of Tisbury, which is an investor in the PIK Loan Notes and other securities issued by SpinVox. In addition, Mr. Botts has a pension fund that has an interest in the Tisbury Fund and the General Partner of the management company of the Tisbury fund is related to Mr. Botts. However, he has no involvement with the management company where all the investment and transaction decisions relating to the fund are made. This fund invested in all £16,000,000 PIK Loan Notes (as set out in note 12 of the accounts) and invested £Nil (2008: £3,105,000) in equity during the period.

SpinVox Limited
Notes to the unaudited condensed consolidated interim financial statements
For the 9 month periods ended 30 September 2009 and 2008
17.	Related party transactions (continued)
John Botts is also a senior advisor to Allen & Co LLC (“Allen”) who is an investor and was an advisor to SpinVox. Allen charged SpinVox Limited advisory fees of £Nil (2008: £41,000). Allen resigned the mandate in August 2009 and waived the £41,000 owed in respect of remaining sums due under its retainer and reimbursable expenses, together with any rights it held under Warrants to purchase 15,000 ordinary shares. A balance of £Nil (2008: £Nil) was owed by SpinVox to Allen at the period end.
Directors interest in convertible loan notes and secured loan notes
During the period, John Small and Jeff Kushner, each of the foregoing directors, were interested in the CLN (issued in February 2009). In addition John Botts, John Small and Jeff Kushner were interested in the SLN (issued in July 2009 as amended) and the extension to the SLN (September 2009).
18.	Events after the balance sheet date
Financing
Subsequent to 30 September 2009, pursuant to the Intercreditor deed, the Company failed to comply with certain covenants in its loan agreements. Management determined that this failure constituted an Event of Default, as defined under the notes. As of the date of this report, management had not been notified by any of the note holders of their intention to accelerate repayment under the outstanding notes.
In October 2009, 3,901,192 and 1,084,869 warrants over the Ordinary and A ordinary shares were exercised respectively by the holders in a cashless exercise.
On 3 December 2009, the Company amended the PIK Loan Notes to increase the borrowings available under the notes by £13,000,000.
Sale of the Company
On 30 December 2009, Nuance completed, through a newly formed subsidiary company Foxtrot Acquisition Limited (the Purchaser), the acquisition of the entire issued (and to be issued) share capital of SpinVox for nominal consideration.
Immediately prior to that acquisition, SpinVox’s convertible loan notes were converted into A shares (in accordance with their terms), and acquired as part of that transaction. At the same time, the Purchaser was substituted, in place of SpinVox, as the issuer of SpinVox’s mezzanine loan notes. These mezzanine loan notes were cancelled, in accordance with their terms, in exchange for the issue of B ordinary shares in the Purchaser which were subsequently acquired for consideration of cash and ordinary stock in Nuance.
As part of the agreed sale to Nuance, SpinVox’s senior PIK notes will be redeemed in full in cash (at par plus accrued interest) in accordance with their terms.